ARROW ELECTRONICS, INC. 9201 E. DRY CREEK ROAD CENTENNIAL, CO 80112 303-824-4000	NEWS

Exhibit 99.1
Arrow Electronics Reports Second-Quarter 2020 Results
-- Cash Provided by Operating Activities of $418 Million --
-- Announces Additional $600 Million Share Repurchase Program --
CENTENNIAL, Colo.--(BUSINESS WIRE)-July 30, 2020--Arrow Electronics, Inc. (NYSE:ARW) today reported second-quarter 2020 sales of $6.61 billion, a decrease of 10 percent from sales of $7.34 billion in the second quarter of 2019. Second-quarter sales, as adjusted, decreased 8 percent year over year. Second-quarter net income of $133 million, or $1.68 per share on a diluted basis, compared with a net loss of $(549) million, or $(6.48) per share on a diluted basis, in the second quarter of 2019. Excluding certain items1, net income, as adjusted, was $126 million, or $1.59 per share on a diluted basis, in the second quarter of 2020, compared with net income, as adjusted, of $137 million, or $1.60 per share on a diluted basis, in the second quarter of 2019.
“Arrow has again proven to be a source of reliability and stability for suppliers and customers amidst supply chain disruptions and an uncertain economic backdrop. Our efforts to expand our engineering and design expertise both prior to and during the COVID-19 pandemic are helping customers quickly get back to business,” said Michael J. Long, chairman, president, and chief executive officer. “In turn, our vital position in the technology ecosystem, and our ever-expanding capabilities drove results above our expectations.”
Global components second-quarter sales of $4.72 billion decreased 10 percent year over year. Sales, as adjusted, decreased 8 percent year over year. Asia-Pacific components sales increased 7 percent year over year. Europe components sales decreased 21 percent year over year. Sales in the region, as adjusted, decreased 18 percent year over year. Americas components sales decreased 21 percent year over year. Sales in the region, as adjusted, decreased 18 percent year over year. Global components second-quarter operating income was $182 million. Second-quarter operating income, as adjusted, was $177 million.
“Arrow is harnessing data from billions of transactions with thousands of customers to sell and deliver the products and solutions that our customers want when they need them,” continued Mr. Long. “Sales were above the high end of our expectation driven by Asia that has seen a remarkable rebound in manufacturing activity due to earlier pandemic onset and recovery.”
Global enterprise computing solutions second-quarter sales of $1.89 billion decreased 9 percent year over year. Sales, as adjusted, decreased 8 percent year over year. Europe enterprise computing solutions sales decreased 6 percent year over year. Sales in the region, as adjusted, decreased 4 percent year over year. Americas enterprise computing solutions sales decreased 11 percent year over year. Global enterprise computing solutions second-quarter operating income was $73 million. Second-quarter operating income, as adjusted, was $80 million.
“In terms of product segments, demand remains strong for the software, cloud, and security solutions needed to enable business continuity and remote working,” said Mr. Long. “We continue to evolve our portfolio to areas with greater long-term growth potential.”

“With financial returns improving and the effective management of our balance sheet and cash flow, we enhanced our commitment to returning excess cash to shareholders through a new $600 million repurchase authorization,” said Chris Stansbury, senior vice president and chief financial officer. “Our liquidity position remains the best in our company’s history and improved further, with more than $3.2 billion of undrawn committed borrowing capacity in addition to cash on hand.”

1 A reconciliation of non-GAAP adjusted financial measures, including sales, gross profit, operating income, net income attributable to shareholders, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein.

1

THIRD-QUARTER 2020 OUTLOOK
•Consolidated sales of $6.325 billion to $6.925 billion, with global components sales of $4.675 billion to $4.975 billion, and global enterprise computing solutions sales of $1.65 billion to $1.95 billion
•Earnings per share on a diluted basis of $1.34 to $1.50, and earnings per share on a diluted basis, excluding certain items1 of $1.54 to $1.70 per share
•Average tax rate of approximately 24 percent compared to the long-term range of 23 to 25 percent
•Average diluted shares outstanding of 78.5 million
•Interest expense of approximately $33 million

Third-Quarter 2020 Outlook
	Reported GAAP measure	Intangible amortization expense	Restructuring & integration charges	Non-GAAP measure
Net income per diluted share	$1.34 - $1.50	$0.10	$0.10	$1.54 - $1.70

Please refer to the CFO commentary, which can be found at investor.arrow.com, as a supplement to the company’s earnings release.
Arrow Electronics guides innovation forward for over 175,000 leading technology manufacturers and service providers. With 2019 sales of $29 billion, Arrow develops technology solutions that improve business and daily life. Learn more at fiveyearsout.com.
Information Relating to Forward-Looking Statements
This press release includes forward-looking statements that are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: potential adverse effects of the ongoing global coronavirus pandemic, including actions taken to contain or treat the coronavirus, industry conditions, changes in product supply, pricing and customer demand, competition, other vagaries in the global components and global ECS markets, changes in relationships with key suppliers, increased profit margin pressure, changes in legal and regulatory matters, non-compliance with certain regulations, such as export, anti-trust, and anti-corruption laws, foreign tax and other loss contingencies, and the company's ability to generate cash flow. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company's Annual Report on Form 10-K for the year ended December 31, 2019 and the risk factor update in Form 10-Q for the quarter ended June 27, 2020. Forward-looking statements are those statements which are not statements of historical fact. These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “believes,” “seeks,” “estimates,” and similar expressions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements.
Certain Non-GAAP Financial Information
In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information relating to sales, operating income, net income attributable to shareholders, and net income per basic and diluted share.
The company provides sales, gross profit, and operating expenses as adjusted for the impact of changes in foreign currencies (referred to as "changes in foreign currencies") by re-translating prior period results at current period foreign exchange rates, the impact of dispositions by adjusting the company’s operating results for businesses disposed, as if the dispositions had occurred at the beginning of the earliest period presented (referred to as "dispositions"), the impact of the company’s personal computer and mobility asset disposition business (referred to as "wind down"), the impact of inventory write-downs related to the digital business (referred to as “digital inventory write-downs and recoveries”), and the impact of the notes receivable reserves and inventory write-downs related to the AFS business (referred to as “AFS notes receivable reserves and recoveries” and “AFS inventory write-downs and recoveries,” respectively). Operating income is adjusted to exclude identifiable intangible asset amortization, restructuring, integration, and other charges, loss on disposition of businesses, net, AFS notes receivable reserves and credits and inventory write-downs and recoveries, digital inventory write-downs and recoveries, the impact of non-cash charges related to goodwill, trade names, and long-lived assets, and the impact of wind down. Net income attributable to shareholders, and net income per basic and diluted share are adjusted to exclude identifiable intangible asset amortization, restructuring, integration, and other charges, loss on disposition of businesses, net, AFS notes receivable reserves and credits and inventory write-downs and recoveries, digital inventory write-downs and recoveries, net gains and losses on investments, the impact of non-cash charges related to goodwill, trade

2

names, and long-lived assets, certain tax adjustments, and the impact of wind down. A reconciliation of the company’s non-GAAP financial information to GAAP is set forth in the tables below.
The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because management considers these items referred to above to be outside the company’s core operating results. This non-GAAP financial information is among the primary indicators management uses as a basis for evaluating the company’s financial and operating performance. In addition, the company’s Board of Directors may use this non-GAAP financial information in evaluating management performance and setting management compensation.
The presentation of this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for, or alternative to, sales, operating income, net income and net income per basic and diluted share determined in accordance with GAAP. Analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

3

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share data)
(Unaudited)

	Quarter Ended		Six Months Ended
	June 27, 2020	June 29, 2019	June 27, 2020	June 29, 2019

Sales	$6,606,494	$7,344,548	$12,987,911	$14,500,539
Cost of sales	5,856,031	6,529,639	11,509,057	12,823,942
Gross profit	750,463	814,909	1,478,854	1,676,597
Operating expenses:
Selling, general, and administrative expenses	501,470	599,212	1,035,309	1,155,288
Depreciation and amortization	46,812	46,982	93,922	94,508
Loss on disposition of businesses, net	—	—	—	866
Impairments	4,918	697,993	4,918	697,993
Restructuring, integration, and other charges	650	19,912	9,788	31,572
	553,850	1,364,099	1,143,937	1,980,227
Operating income (loss)	196,613	(549,190)	334,917	(303,630)
Equity in earnings (losses) of affiliated companies	(283)	382	247	(1,085)
Gain (loss) on investments, net	10,901	1,390	(5,909)	6,738
Employee benefit plan expense	(1,173)	(1,139)	(2,282)	(2,278)
Interest and other financing expense, net	(31,867)	(51,563)	(75,135)	(103,544)
Income (loss) before income taxes	174,191	(600,120)	251,838	(403,799)
Provision (benefit) for income taxes	40,854	(52,369)	68,746	1,538
Consolidated net income (loss)	133,337	(547,751)	183,092	(405,337)
Noncontrolling interests	533	1,215	785	2,894
Net income (loss) attributable to shareholders	$132,804	$(548,966)	$182,307	$(408,231)

Net income (loss) per share:
Basic	$1.69	$(6.48)	$2.29	$(4.80)
Diluted	$1.68	$(6.48)	$2.28	$(4.80)

Weighted-average shares outstanding:
Basic	78,677	84,652	79,527	85,022
Diluted	79,226	84,652	80,113	85,022

4

ARROW ELECTRONICS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands except par value)
(Unaudited)

	June 27, 2020	December 31, 2019

ASSETS
Current assets:
Cash and cash equivalents	$205,828	$300,103
Accounts receivable, net	7,954,038	8,482,687
Inventories	3,420,912	3,477,120
Other current assets	213,190	266,249
Total current assets	11,793,968	12,526,159
Property, plant, and equipment, at cost:
Land	7,743	7,793
Buildings and improvements	188,563	173,370
Machinery and equipment	1,501,919	1,481,525
	1,698,225	1,662,688
Less: Accumulated depreciation and amortization	(900,035)	(859,578)
Property, plant, and equipment, net	798,190	803,110
Investments in affiliated companies	80,756	86,942
Intangible assets, net	249,528	271,903
Goodwill	2,052,128	2,061,322
Other assets	629,891	651,360
Total assets	$15,604,461	$16,400,796
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$6,967,180	$7,046,221
Accrued expenses	920,929	880,507
Short-term borrowings, including current portion of long-term debt	244,323	331,431
Total current liabilities	8,132,432	8,258,159
Long-term debt	2,098,369	2,640,129
Other liabilities	623,712	636,115
Commitments and contingencies
Equity:
Shareholders’ equity:
Common stock, par value $1:
Authorized - 160,000 shares in both 2020 and 2019, respectively
Issued - 125,424 shares in both 2020 and 2019, respectively	125,424	125,424
Capital in excess of par value	1,151,895	1,150,006
Treasury stock (47,806 and 44,804 shares in 2020 and 2019, respectively), at cost	(2,542,629)	(2,332,548)
Retained earnings	6,277,620	6,131,248
Accumulated other comprehensive loss	(317,489)	(262,211)
Total shareholders’ equity	4,694,821	4,811,919
Noncontrolling interests	55,127	54,474
Total equity	4,749,948	4,866,393
Total liabilities and equity	$15,604,461	$16,400,796

5

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Quarter Ended
	June 27, 2020	June 29, 2019
Cash flows from operating activities:
Consolidated net income (loss)	$133,337	$(547,751)
Adjustments to reconcile consolidated net income (loss) to net cash provided by operations:
Depreciation and amortization	46,812	46,982
Amortization of stock-based compensation	8,397	8,539
Equity in (earnings) losses of affiliated companies	283	(382)
Deferred income taxes	13,732	(78,814)
Impairments	4,918	697,993
Gain on investments, net	(10,885)	(1,390)
Other	253	6,381
Change in assets and liabilities, net of effects of acquired and disposed businesses:
Accounts receivable, net	(112,437)	(54,436)
Inventories	(80,465)	143,740
Accounts payable	292,024	193,832
Accrued expenses	102,369	(21,102)
Other assets and liabilities	19,907	11,826
Net cash provided by operating activities	418,245	405,418
Cash flows from investing activities:
Proceeds from disposition of businesses	—	9,460
Acquisition of property, plant, and equipment	(31,571)	(47,821)
Net cash used for investing activities	(31,571)	(38,361)
Cash flows from financing activities:
Change in short-term and other borrowings	77,165	(66,112)
Repayments of long-term bank borrowings, net	(123,113)	(216,046)
Redemption of notes	(209,366)	—
Proceeds from exercise of stock options	1,750	2,691
Repurchases of common stock	(72,750)	(146,999)
Settlement of forward-starting interest rate swap	(48,378)	—
Other	(141)	(147)
Net cash used for financing activities	(374,833)	(426,613)
Effect of exchange rate changes on cash	(7,011)	(22,354)
Net increase (decrease) in cash and cash equivalents	4,830	(81,910)
Cash and cash equivalents at beginning of period	200,998	351,899
Cash and cash equivalents at end of period	$205,828	$269,989

6

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 27, 2020	June 29, 2019
Cash flows from operating activities:
Consolidated net income (loss)	$183,092	$(405,337)
Adjustments to reconcile consolidated net income (loss) to net cash provided by operations:
Depreciation and amortization	93,922	94,508
Amortization of stock-based compensation	22,317	27,629
Equity in (earnings) losses of affiliated companies	(247)	1,085
Deferred income taxes	46,345	(71,846)
Impairments	4,918	697,993
(Gain) loss on investments, net	5,925	(6,738)
Other	48	11,956
Change in assets and liabilities, net of effects of acquired and disposed businesses:
Accounts receivable, net	446,168	895,553
Inventories	52,927	278,142
Accounts payable	(51,027)	(1,346,176)
Accrued expenses	71,043	(71,394)
Other assets and liabilities	9,679	(28,956)
Net cash provided by operating activities	885,110	76,419
Cash flows from investing activities:
Proceeds from disposition of businesses	—	9,460
Acquisition of property, plant, and equipment	(59,542)	(81,636)
Other	(5,466)	2,940
Net cash used for investing activities	(65,008)	(69,236)
Cash flows from financing activities:
Change in short-term and other borrowings	(7,189)	(173,356)
Proceeds from (repayments of) long-term bank borrowings, net	(411,690)	118,977
Redemption of notes	(209,366)	—
Proceeds from exercise of stock options	3,730	9,622
Repurchases of common stock	(231,739)	(200,924)
Settlement of forward-starting interest rate swap	(48,378)	—
Other	(141)	(147)
Net cash used for financing activities	(904,773)	(245,828)
Effect of exchange rate changes on cash	(9,604)	(693)
Net decrease in cash and cash equivalents	(94,275)	(239,338)
Cash and cash equivalents at beginning of period	300,103	509,327
Cash and cash equivalents at end of period	$205,828	$269,989

7

ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)
	Quarter Ended
	June 27, 2020	June 29, 2019	% Change

Consolidated sales, as reported	$6,606,494	$7,344,548	(10.0)%
Impact of changes in foreign currencies	—	(65,177)
Impact of wind down	—	(77,914)
Consolidated sales, as adjusted	$6,606,494	$7,201,457	(8.3)%

Global components sales, as reported	$4,721,255	$5,270,935	(10.4)%
Impact of changes in foreign currencies	—	(40,092)
Impact of wind down	—	(77,914)
Global components sales, as adjusted	$4,721,255	$5,152,929	(8.4)%

Americas Components sales, as reported	$1,488,901	$1,876,799	(20.7)%
Impact of changes in foreign currencies	—	(2,372)
Impact of wind down	—	(60,860)
Americas Components sales, as adjusted	$1,488,901	$1,813,567	(17.9)%

Europe components sales, as reported	$1,118,417	$1,415,888	(21.0)%
Impact of changes in foreign currencies	—	(29,548)
Impact of wind down	—	(17,054)
Europe components sales, as adjusted	$1,118,417	$1,369,286	(18.3)%

Asia components sales, as reported	$2,113,937	$1,978,248	6.9%
Impact of changes in foreign currencies	—	(8,172)
Asia components sales, as adjusted	$2,113,937	$1,970,076	7.3%

Global ECS sales, as reported	$1,885,239	$2,073,613	(9.1)%
Impact of changes in foreign currencies	—	(25,085)
Global ECS sales, as adjusted	$1,885,239	$2,048,528	(8.0)%

Europe ECS sales, as reported	$661,983	$701,157	(5.6)%
Impact of changes in foreign currencies	—	(14,983)
Europe ECS sales, as adjusted	$661,983	$686,174	(3.5)%

Americas ECS sales, as reported	$1,223,256	$1,372,456	(10.9)%
Impact of changes in foreign currencies	—	(10,102)
Americas ECS sales, as adjusted	$1,223,256	$1,362,354	(10.2)%

8

ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)
	Six Months Ended
	June 27, 2020	June 29, 2019	% Change

Consolidated sales, as reported	$12,987,911	$14,500,539	(10.4)%
Impact of changes in foreign currencies	—	(138,687)
Impact of wind down and dispositions	—	(172,109)
Consolidated sales, as adjusted	$12,987,911	$14,189,743	(8.5)%

Global components sales, as reported	$9,271,856	$10,462,862	(11.4)%
Impact of changes in foreign currencies	—	(88,771)
Impact of wind down	—	(160,968)
Global components sales, as adjusted	$9,271,856	$10,213,123	(9.2)%

Americas Components sales, as reported	$3,041,699	$3,783,828	(19.6)%
Impact of changes in foreign currencies	—	(3,760)
Impact of wind down	—	(123,726)
Americas Components sales, as adjusted	$3,041,699	$3,656,342	(16.8)%

Europe components sales, as reported	$2,428,407	$2,919,254	(16.8)%
Impact of changes in foreign currencies	—	(69,049)
Impact of wind down	—	(37,242)
Europe components sales, as adjusted	$2,428,407	$2,812,963	(13.7)%

Asia components sales, as reported	$3,801,750	$3,759,780	1.1%
Impact of changes in foreign currencies	—	(15,962)
Asia components sales, as adjusted	$3,801,750	$3,743,818	1.5%

Global ECS sales, as reported	$3,716,055	$4,037,677	(8.0)%
Impact of changes in foreign currencies	—	(49,916)
Impact of dispositions	—	(11,141)
Global ECS sales, as adjusted	$3,716,055	$3,976,620	(6.6)%

Europe ECS sales, as reported	$1,364,111	$1,464,314	(6.8)%
Impact of changes in foreign currencies	—	(33,663)
Impact of dispositions	—	(11,141)
Europe ECS sales, as adjusted	$1,364,111	$1,419,510	(3.9)%

Americas ECS sales, as reported	$2,351,944	$2,573,363	(8.6)%
Impact of changes in foreign currencies	—	(16,253)
Americas ECS sales, as adjusted	$2,351,944	$2,557,110	(8.0)%

9

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Three months ended June 27, 2020
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments(1)	Impact of Wind Down	Other(2)	Non-GAAP measure
Sales	$6,606,494	$—	$—	$—	$—	$—	$—	$—	$6,606,494
Gross Profit	750,463	—	—	—	—	—	(10,696)	—	739,767
Operating income	196,613	9,734	650	197	—	4,918	(11,824)	—	200,288
Income before income taxes	174,191	9,734	650	197	—	4,918	(11,814)	(10,901)	166,975
Provision for income taxes	40,854	2,501	313	47	—	1,800	(2,662)	(2,631)	40,222
Consolidated net income	133,337	7,233	337	150	—	3,118	(9,152)	(8,270)	126,753
Noncontrolling interests	533	137	—	—	—	—	—	—	670
Net income attributable to shareholders	$132,804	$7,096	$337	$150	$—	$3,118	$(9,152)	$(8,270)	126,083
Net income per diluted share(6)	$1.68	$0.09	$—	$—	$—	$0.04	$(0.12)	$(0.10)	$1.59
Effective tax rate	23.5%								24.1%

Three months ended June 29, 2019
	Reported GAAP measure	Intangible amortization expense(3)	Restructuring & Integration charges(3)	AFS Write Downs	Digital Write Downs	Impairments(4)	Impact of Wind Down(3)	Other(2)	Non-GAAP measure
Sales	$7,344,548	$—	$—	$—	$—	$—	$(77,914)	$—	$7,266,634
Gross Profit	814,909	—	—	1,868	20,114	—	4,305	—	841,196
Operating income (loss)	(549,190)	8,665	19,906	15,851	20,114	623,085	104,219	—	242,650
Income (loss) before income taxes	(600,120)	8,665	19,906	15,851	20,114	623,085	104,229	(1,390)	190,340
Provision for income taxes	(52,369)	2,463	4,865	3,910	4,962	64,246	24,730	(382)	52,425
Consolidated net income (loss)	(547,751)	6,202	15,041	11,941	15,152	558,839	79,499	(1,008)	137,915
Noncontrolling interests	1,215	140	—	—	—	—	—	—	1,355
Net income (loss) attributable to shareholders	$(548,966)	$6,062	$15,041	$11,941	$15,152	$558,839	$79,499	$(1,008)	$136,560
Net income (loss) per diluted share(6)	$(6.48)	$0.07	$0.18	$0.14	$0.18	$6.60	$0.94	$(0.01)	$1.60
Effective tax rate	8.7%								27.5%

10

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Six months ended June 27, 2020
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments(1)	Impact of Wind Down	Non-recurring tax items	Other(2)	Non-GAAP measure
Sales	$12,987,911	$—	$—	$—	$—	$—	$—	$—	$—	$12,987,911
Gross Profit	1,478,854	—	—	—	—	—	(10,696)	—	—	1,468,158
Operating income	334,917	19,689	9,788	(723)	—	4,918	(11,824)	—	—	356,765
Income before income taxes	251,838	19,689	9,788	(723)	—	4,918	(11,814)	—	5,909	279,605
Provision for income taxes	68,746	5,065	2,884	(175)	—	1,800	(2,662)	(3,615)	1,426	73,469
Consolidated net income	183,092	14,624	6,904	(548)	—	3,118	(9,152)	3,615	4,483	206,136
Noncontrolling interests	785	274	—	—	—	—	—	—	—	1,059
Net income attributable to shareholders	$182,307	$14,350	$6,904	$(548)	$—	$3,118	$(9,152)	$3,615	$4,483	$205,077
Net income per diluted share(6)	$2.28	$0.18	$0.09	$(0.01)	$—	$0.04	$(0.11)	$0.05	$0.06	$2.56
Effective tax rate	27.3%									26.3%

Six months ended June 29, 2019
	Reported GAAP measure	Intangible amortization expense(3)	Restructuring & Integration charges(3)	AFS Write Downs	Digital Write Downs	Impairments(4)	Impact of Wind Down(3)	Non-recurring tax items	Other(5)	Non-GAAP measure
Sales	$14,500,539	$—	$—	$—	$—	$—	$(160,968)	$—	$—	$14,339,571
Gross Profit	1,676,597	—	—	1,868	20,114	—	(3,822)	—	—	1,694,757
Operating income (loss)	(303,630)	17,807	30,992	15,851	20,114	623,085	114,415	—	866	519,500
Income (loss) before income taxes	(403,799)	17,807	30,992	15,851	20,114	623,085	114,572	—	(5,872)	412,750
Provision for income taxes	1,538	5,003	7,576	3,910	4,962	64,246	27,258	(3,502)	(1,701)	109,290
Consolidated net income (loss)	(405,337)	12,804	23,416	11,941	15,152	558,839	87,314	3,502	(4,171)	303,460
Noncontrolling interests	2,894	282	—	—	—	—	—	—	—	3,176
Net income (loss) attributable to shareholders	$(408,231)	$12,522	$23,416	$11,941	$15,152	$558,839	$87,314	$3,502	$(4,171)	$300,284
Net income (loss) per diluted share(6)	$(4.80)	$0.15	$0.28	$0.14	$0.18	$6.57	$1.03	$0.04	$(0.05)	$3.50
Effective tax rate	(0.4)%									26.5%

(1) Impairments includes $4,918 in impairment charges related to various other long-lived assets unrelated to the personal computer and mobility asset disposition business.
(2) Other includes (gain) loss on investments, net
(3) Amounts for restructuring, integration, and other charges, and identifiable intangible asset amortization related to the personal computer and mobility asset disposition business are included in “impact of wind down” above.
(4) Impairments include goodwill impairments of $570,175, tradename impairments of $46,000, and $6,910 in impairment charges related to various other long-lived assets.
(5) Other includes loss on disposition of businesses, net and gain on investments, net.
(6) For the three months and six months ended June 29, 2019, the non-GAAP net income per diluted share calculation includes 649 thousand shares and 758 thousand shares, respectively, that were excluded from the GAAP net income per diluted share calculation. Additionally, in all periods presented the sum of the components for diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.

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ARROW ELECTRONICS, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

	Quarter Ended		Six Months Ended
	June 27, 2020	June 29, 2019	June 27, 2020	June 29, 2019
Sales:
Global components	$4,721,255	$5,270,935	$9,271,856	$10,462,862
Global ECS	1,885,239	2,073,613	3,716,055	4,037,677
Consolidated	$6,606,494	$7,344,548	$12,987,911	$14,500,539
Operating income (loss):
Global components	$181,836	$(566,116)	$346,603	$(331,584)
Global ECS (a)	72,921	98,388	115,354	185,106
Corporate (b)	(58,144)	(81,462)	(127,040)	(157,152)
Consolidated	$196,613	$(549,190)	$334,917	$(303,630)

(a)Includes reserves and other adjustments of approximately $29.9 million primarily related to foreign tax and other loss contingencies for the first six months of 2020. These reserves are principally associated with transactional taxes on activity from several prior years, not significant to any one year.
(b)Includes restructuring, integration, and other charges of $0.7 million and $9.8 million for the second quarter and first six months of 2020, and $19.9 million and $31.6 million for the second quarter and first six months of 2019, respectively.

NON-GAAP SEGMENT RECONCILIATION

	Quarter Ended		Six Months Ended
	June 27, 2020	June 29, 2019	June 27, 2020	June 29, 2019

Global components operating income (loss), as reported	$181,836	$(566,116)	$346,603	$(331,584)
Intangible assets amortization expense (c)	7,259	5,807	14,639	12,060
Impairments	—	623,085	—	623,085
Impact of wind-down (c)	(11,824)	104,213	(11,824)	113,835
AFS notes receivable reserve	197	15,851	(723)	15,851
Digital inventory reserve	—	20,114	—	20,114
Global components operating income, as adjusted	$177,468	$202,954	$348,695	$453,361

Global ECS operating income, as reported	$72,921	$98,388	$115,354	$185,106
Intangible assets amortization expense	2,475	2,858	5,050	5,747
Impairments	4,918	—	4,918	—
Global ECS operating income, as adjusted	$80,314	$101,246	$125,322	$190,853

(c)Impact of wind down includes intangible asset amortization expense related to the personal computer and mobility asset disposition business. Impact of wind down excludes restructuring, integration, and other charges as they are reported on the corporate entity.

Contact:   Steven O’Brien,
          Vice President, Investor Relations
          303-824-4544

Media Contact:  John Hourigan,
          Vice President, Global Communications
          303-824-4586

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